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                                    EXHIBIT (6)(b)

               REVISED SCHEDULE A TO THE INVESTMENT ADVISORY AGREEMENT
                                       BETWEEN
                                     REGISTRANT
                                         AND
                      BANC ONE INVESTMENT ADVISORS CORPORATION


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                                 Amended and Restated
                                      Schedule A
                                        to the
                 Investment Advisory Agreement between The One Group
                     and Banc One Investment Advisors Corporation
                                  dated May 21, 1998


NAME OF FUND                                    COMPENSATION

The Treasury Money Market          Annual rate of eight one-hundredths of one
Fund                               percent (.08%) of The Treasury Money
                                   Market Fund's average daily net assets.

The Treasury Only Money            Annual rate of eight one-hundredths of one
Market Fund                        percent (.08%) of The Treasury Only Money
                                   Market Fund's average daily net assets.

The Government Money Market        Annual rate of eight one-hundredths of one
Fund                               percent (.08%) of The Government Money
                                   Market Fund's average daily net assets.

The Tax Exempt Money Market        Annual rate of eight one-hundredths of one
Fund                               percent (.08%) of The Tax Exempt Money
                                   Market Fund's average daily net assets.

The Institutional Prime Money      Annual rate of ten one-hundredths of one
Market Fund                        percent (.10%) of The Institutional Prime
                                   Money Market Fund's average daily net
                                   assets.

The U.S. Treasury Securities       Annual rate of thirty-five one-hundredths
Money Market Fund                  of one percent (.35%) of The U.S. Treasury
                                   Securities Money Market Fund's
                                   average daily net assets.

The Prime Money Market             Annual rate of thirty-five one-hundredths
Fund                               of one percent (.35%) of The Prime Money
                                   Market Fund's average daily net assets.

The Municipal Money Market         Annual rate of thirty-five one-hundredths
Fund                               of one percent (.35%) of The Municipal
                                   Money Market Fund's average daily net
                                   assets.

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The Ohio Municipal Money           Annual rate of thirty one-hundredths of
Market Fund                        one percent (.30%) of The Ohio Municipal
                                   Money Market Fund's average daily net
                                   assets.

The Income Equity Fund             Annual rate of seventy-four one-hundredths
                                   of one percent (.74%) of The Income Equity
                                   Fund's average daily net assets.

The Disciplined Value              Annual rate of seventy-four one-hundredths
Fund                               of one percent (.74%) of The Disciplined
                                   Value Fund's average daily net assets.

The Growth Opportunities           Annual rate of seventy-four one-hundredths
Fund                               of one percent (.74%) of The Growth
                                   Opportunities Fund's average daily net
                                   assets.

The International Equity           Annual rate of fifty-five one-hundredths
Index Fund                         of one percent (.55%) of The International
                                   Equity Index Fund's average daily net
                                   assets.

The Equity Index Fund              Annual rate of thirty one-hundredths of
                                   one percent (.30%) of The Equity Index
                                   Fund's average daily net assets.

The Large Company Value            Annual rate of seventy-four one-hundredths
Fund                               of one percent (.74%) of The Large Company
                                   Value Fund's average daily net assets.

The Income Bond Fund               Annual rate of sixty one-hundredths of one
                                   percent (.60%) of The Income Bond Fund's average daily net assets.

The Limited Volatility Bond        Annual rate of sixty one-hundredths of one
Fund                               percent (.60%) of The Limited Volatility
                                   Bond Fund's average daily net assets.


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The Intermediate Tax-Free          Annual rate of sixty one-hundredths of one
Bond Fund                          percent (.60%) of The Intermediate Tax-
                                   Free Bond Fund's average daily net assets.

The Ohio Municipal Bond            Annual rate of sixty one-hundredths of one
Fund                               percent (.60%) of The Ohio Municipal Bond
                                   Fund's average daily net assets.

The Government Bond Fund           Annual rate of forty-five one-hundredths
                                   of one percent (.45%) of The Government
                                   Bond Fund's average daily net assets.

The Ultra Short-Term Income        Annual rate of fifty-five one-hundredths
Fund                               of one percent (.55%) of The Ultra Short-Term
                                   Income Fund's average daily net assets.

The Asset Allocation               Annual rate of sixty-five one-hundredths
Fund                               of one percent (.65%) of The Asset Allocation
                                   Fund's average daily net assets.

The Municipal Income Fund          Annual rate of forty-five one-hundredths
                                   of one percent (.45%) of The Municipal Income
                                   Bond Fund's average daily net assets.

The Texas Tax-Free Bond            Annual rate of forty-five one-hundredths
Fund                               of one percent (.45%) of The Texas Tax-
                                   Free Bond Fund's average daily net assets.

The West Virginia Municipal        Annual rate of forty-five one-hundredths
Bond Fund                          of one percent (.45%) of The West Virginia
                                   Tax-Free Bond Fund's average daily
                                   net assets.

The Treasury & Agency              Annual rate of forty one-hundredths of one
Fund                               percent (.40%) of the Treasury & Agency
                                   Fund's average daily net assets.


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The Kentucky Municipal Bond        Annual rate of forty-five one-hundredths
Fund of one percent (.45%) of The Kentucky Municipal Bond Fund's average daily net assets.

The Louisiana Municipal Bond       Annual rate of sixty one-hundredths
Fund                               of one percent (.60%) of The Louisiana
                                   Municipal Bond Fund's average daily net
                                   assets.

The Value Growth                   Annual rate of seventy-four one-hundredths
Fund                               of one percent (.74%) of The Value Growth
                                   Fund's average daily net assets.

The Small Capitalization           Annual rate of seventy-four one-hundredths
Fund                               of one percent (.74%) of The Small
                                   Capitalization Fund's average daily net
                                   assets.

The Large Company Growth           Annual rate of  seventy-four one-hundredths
Fund                               of one percent (.74%) of The Large Company
                                   Growth Fund's average daily net assets.

The Intermediate Bond              Annual rate of sixty one-hundredths
Fund                               of one percent (.60%) of The Intermediate
                                   Bond Fund's average daily net assets.

Arizona Municipal Bond             Annual rate of forty-five one-hundredths
Fund                               of one percent (.45%) of The Arizona Tax-Free
                                   Bond Fund's average daily net assets.

High Yield Bond Fund               Annual rate of seventy-five one-hundredths of
                                   one percent (.75%) of the High Yield Bond
                                   Fund's average daily net assets.

Investor Aggressive Growth         Annual rate of five one-hundredths of one
Fund                               percent (.05%) of The Investor Aggressive
                                   Growth Fund's average daily net assets.

Investor Conservative Growth       Annual rate of five one-hundredths of one
Fund                               percent (.05%) of The Investor Conservative
                                   Growth Fund's average daily net assets.

Investor Growth & Income           Annual rate of five one-hundredths of one
Fund                               percent (.05%) of The Investor Growth &
                                   Income Fund's average daily net assets.


                                          4

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Investor Growth Fund               Annual rate of five one-hundredths of one
                                   percent (.05%) of The Investor Growth Fund's average daily net assets.

Investor Balanced                  Annual rate of five one-hundredths of one
Fund                               percent (.05%) of the Investor Balanced
                                   Fund's average daily net assets.

Investor Fixed Income              Annual rate of five one-hundredths of one
Fund                               percent (.05%) of The Investor Fixed Income
                                   Fund's average daily net assets.



                              THE ONE GROUP
                              (formerly The Helmsman Fund)

                              By: Mark S. Redman
                              Dated: May 21, 1998



                              BANC ONE INVESTMENT ADVISORS
                              CORPORATION

                              By: Mark Beeson
                              Dated: May 21, 1998





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